Exhibit10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO

COLLABORATION AND LICENSE AGREEMENT

This First Amendment to Collaboration and License Agreement (this “First Amendment”) is entered into as of July 22nd, 2020 (the “First Amendment Effective Date”) by and between Repare Therapeutics Inc., a Canadian corporation with offices at 7210 Frederick- Banting, Suite 100, St. Laurent, Quebec, Canada H4S 2A1 (“Repare Inc.”) and Repare Therapeutics USA, Inc., a Delaware corporation with offices at One Broadway, 15th Floor, Cambridge, Massachusetts 02142 (“Repare USA” and, together with Repare Inc., “Repare”), on the one hand, and Bristol-Myers Squibb Company, a Delaware corporation with offices at 430 E. 29th Street, 14th Floor, New York, New York 10016 (“BMS”), on the other hand. BMS and Repare are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

WHEREAS, Repare and BMS entered into that certain Collaboration and License Agreement as of May 26, 2020 (the “Agreement”), pursuant to which BMS may, among other things, designate certain Existing Repare Campaigns as Primary Campaigns or Backup Campaigns; and

WHEREAS, the Parties wish to amend the Agreement to add certain Campaigns as Existing Repare Campaigns;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1.	Capitalized terms used in this First Amendment that are not defined herein shall have the meanings ascribed to them in the Agreement.

2.	Schedule 1.1.55 of the Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1.55 attached to this First Amendment.

3.	Section 2.4.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

2.4.4Advanced Program Expansion. During the Collaboration Term, the Parties may, but are not obligated to, agree to add [***] as an Existing Repare Campaign, subject to agreement by the Parties on the terms on which such Campaign would be added as an Existing Repare Campaign.

4.

This First Amendment shall be deemed incorporated into and made a part of the Agreement.  The provisions of this First Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this First Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this First Amendment shall govern and control. Except as expressly modified by the terms of this First Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.

5.

This First Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of Electronic Delivery, shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity.

[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this First Amendment to Collaboration and License Agreement to be executed by their respective duly authorized officers as of the First Amendment Effective Date.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Janeen Doyle

	Name:	Janeen Doyle
	Title:	Vice President, Research & Early
Development Alliances Strategy &
Business Development

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this First Amendment to Collaboration and License Agreement to be executed by their respective duly authorized officers as of the First Amendment Effective Date.

REPARE THERAPEUTICS INC.

By:	/s/ Steve Forte
	Name:	Steve Forte
	Title:	EVP & CFO

REPARE THERAPEUTICS USA, INC.

By:	/s/ Kim A. Seth
	Name:	Kim A. Seth
	Title:	EVP, Head of Business
and Corporate Development

Schedule 1.1.55 Existing Repare Campaigns

[***]